UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_________________

Date of Report (Date of earliest event reported):  April 30, 2010

PIONEER POWER SOLUTIONS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-155375	26-3387077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Parker Plaza 400 Kelby Street, 9th Floor Fort Lee, New Jersey	07024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 867-0700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry Into a Material Definitive Agreement.

Merger Agreement

On April 30, 2010, Pioneer Power Solutions, Inc. (“Pioneer”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Jefferson Electric, Inc., a Delaware corporation (“Jefferson”), Thomas Klink, the sole stockholder of Jefferson, and JEI Acquisition, Inc., a Delaware corporation and wholly owned subsidiary of Pioneer (“Merger Sub”), pursuant to which, on such date, Merger Sub merged with and into Jefferson (the “Merger”), with Jefferson continuing as the surviving corporation and becoming a wholly owned subsidiary of Pioneer.

Upon consummation of the Merger, an aggregate of 2,295 shares of Jefferson common stock, par value $1.00 per share, issued and outstanding was cancelled and converted into the right to receive an aggregate of 486,275 shares of Pioneer common stock, par value $0.001 per share (the “Merger Shares”).

Each of Pioneer, Jefferson and Merger Sub made customary representations, warranties and covenants and indemnities in the Merger Agreement.  The board of directors of each of Pioneer, Jefferson and Merger Sub approved the Merger Agreement and the Merger.

Jefferson is a manufacturer and supplier of dry-type transformers and lighting ballasts for commercial, industrial and original equipment manufacturer (OEM) customers.

In accordance with the Merger Agreement, upon consummation of the merger, Pioneer advanced $3.0 million to Jefferson (the “Bank Loan Advance”), which was utilized for the following purposes: (i) $2.8 million to pay the principal amount of the revolving credit facility under the Bank Loan Agreement (defined and described under “Bank Loan Agreement” below) and (ii) $200,000 to pay the principal amount of the term loan facility under the Bank Loan Agreement.  The Bank Loan Advance constitutes a loan made by Pioneer to Jefferson and is subordinated to the Bank Loan Agreement.

Employment Agreement and Election of Director

On April 30, 2010, in connection with the Merger, Jefferson, entered into an Employment Agreement (the “Employment Agreement”) with Mr. Klink pursuant to which Mr. Klink shall serve as Jefferson’s President on a full time basis, subject to the authority of the chief executive officer of Jefferson, for a term of three years following the consummation of the Merger, unless Mr. Klink is terminated earlier in accordance with the provisions of the Employment Agreement. Mr. Klink will receive an annual base salary of $312,000. Mr. Klink’s employment may be terminated upon his death or disability, upon the occurrence of certain events that constitute “cause,” and without cause.  If terminated without cause, Mr. Klink shall be entitled to receive as severance an amount equal to his base salary for the remainder of the three year employment period, conditioned upon his execution of a release in form reasonably acceptable to counsel to Jefferson.

In connection with the Merger, Mr. Klink was appointed to the board of Pioneer effective upon the consummation of the Merger. The Merger Agreement provides that, with certain exceptions, including resignation, termination or removal as a director, Pioneer will cause Mr. Klink to be nominated as a director of Pioneer during the three year term of the Employment Agreement. In addition, on April 30, 2010, Mr. Klink entered into a Voting Agreement with Provident Pioneer Partners, L.P. (“Provident”), which beneficially owns 23.8 million, or 78.1%, of Pioneer’s outstanding common stock after the issuances described herein, pursuant to which Provident agreed to vote all of its shares to elect Mr. Klink as a director of Pioneer during the three year term of the Employment Agreement, subject to certain exceptions, including resignation, termination or removal as a director.

Lock-Up Agreement

In accordance with the Merger Agreement, Pioneer, Mr. Klink and Jefferson entered into a Lock-Up Agreement (the “Lock-Up Agreement”) pursuant to which Mr. Klink may not, subject to certain exemptions, sell or transfer any of the Merger Shares during the period commencing as of the effective time of the Merger and ending 18 months thereafter.  The Klink Warrant (defined and described under “Warrant Purchase Agreement” below) also provides for a concurrent 18 month lock-up period that covers the Klink Warrant Shares.

JEM Purchase Agreement

In accordance with the Merger Agreement, JE Mexican Holdings, Inc, a Delaware corporation and wholly owned subsidiary of Pioneer (“JEMH”) and Mr. Klink entered into a Purchase Agreement (the “JEM Purchase Agreement”), providing for the sale by Mr. Klink to JEMH of one hundred percent (100%) of the membership interests in Jefferson Electric Mexico Holdings LLC, a Wisconsin limited liability company (“JE Mexico”), for nominal consideration. JE Mexico is the holder of a less than 0.1% minority equity interest in Nexus Magneticos de Mexico, S. de R.L. de C.V. (“Nexus Mexico”), the principal manufacturing subsidiary of Jefferson which is located in Reynosa, Mexico.

Warrant Purchase Agreement

On April 30, 2010, Pioneer entered into a Warrant Purchase Agreement (the “Warrant Purchase Agreement”) with Mr. Klink, pursuant to which, in exchange for $10,000, Pioneer sold a five year warrant (the “Klink Warrant”) to Mr. Klink that is exercisable for up to 1.0 million shares of Pioneer common stock (the “Klink Warrant Shares”) at an initial exercise price of $3.25 per share, subject to customary anti-dilution adjustments.  Pursuant to the Klink Warrant, the Klink Warrant Shares are subject to an 18-month lock-up period that is concurrent with and contains similar terms as the Lock-Up Agreement.  See “Item 3.02 Unregistered Sales of Equity Securities” hereto for more information on the issuance.

Bank Loan Agreement

Prior to the Merger, Jefferson was a party to a Loan and Security Agreement, dated as of January 2, 2008, as amended, between Jefferson, as borrower, and Johnson Bank, as lender (the “Bank Loan Agreement”). In accordance with the Merger Agreement, concurrently with the Merger, Jefferson and Johnson Bank entered into a Fifth Amendment to Loan and Security Agreement (the “Fifth Amendment”) providing for a restructuring of the credit facilities provided in the Bank Loan Agreement, waiving and releasing all prior defaults by Jefferson under the Bank Loan Agreement, and any claims or rights relating thereto, and providing the consent and approval of Johnson Bank to the Merger and other transactions contemplated by the Merger Agreement.

Neither Pioneer nor any of its affiliates, other than Jefferson, are responsible for, or guarantors of, or have otherwise assumed, any debts, liabilities or obligations under the Bank Loan Agreement, as amended. In addition, under the Fifth Amendment, Mr. Klink and Nexus Mexico are guarantors under the Bank Loan Agreement, as amended.  Borrowings under the Bank Loan Agreement, as amended, are collateralized by substantially all assets of Jefferson as well as by the Merger Shares and the Klink Warrant.

The Bank Loan Agreement, as amended, includes a revolving credit facility with a borrowing base of $5.0 million and a term credit facility.  Monthly payments of accrued interest must be made under the revolving credit facility and monthly payments of principal and accrued interest must be made under the term credit facility, with a final payment of all outstanding amounts under both on October 31, 2011.  Following certain payments in connection with the Merger, approximately $1.4 million is currently outstanding under the revolving credit facility and approximately $3.3 million is currently outstanding under the term credit facility.

The interest rate under the revolving credit facility is equal to the greater of (a) the rate of interest announced from time to time by Johnson Bank as its reference rate for interest rate determinations (currently 3.25% annually) or (b) 6.5% annually.  The interest rate under the term credit facility is 7.27% annually.  The unpaid balances on the credit facilities will bear interest after default or maturity at five percentage points annually in excess of the otherwise applicable rate.

The Bank Loan Agreement, as amended, contains certain financial covenants, including a requirement that Jefferson achieve minimum tangible net worth targets over the next six fiscal quarters and maintain a minimum debt service coverage ratio, each as defined and set forth in the Bank Loan Agreement, as amended.

The Bank Loan Agreement, as amended, restricts Jefferson’s ability to pay dividends or make distributions, advances or other transfers of assets to Pioneer.

Repayment of amounts outstanding under the Bank Loan Agreement may be accelerated upon an event of default.  Events of default include, on the part of Jefferson or the guarantor, as applicable, certain bankruptcy proceedings, failure to pay certain amounts due, failure to perform any warranty undertaking or covenant under the Bank Loan Agreement, failure to perform under or breach pursuant to any other agreement with Johnson Bank, termination, revocation or repudiation by guarantor of his obligations, certain failures of a creditor of Jefferson to honor a subordination or intercreditor agreement with Johnson Bank, Jefferson or guarantor dies, ceases to exist or becomes insolvent, certain misrepresentations by Jefferson to Johnson Bank, certain injunctions or attachments, and acceleration of other obligations of Jefferson.

The foregoing descriptions of the Merger, the Merger Agreement, the Employment Agreement, the Voting Agreement, the Lock-Up Agreement, the JEM Purchase Agreement, the Warrant Purchase Agreement, the Klink Warrant, the Bank Loan Agreement, as amended, and the Fifth Amendment do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement, the Employment Agreement, the Voting Agreement, the Lock-Up Agreement, the JEM Purchase Agreement, the Warrant Purchase Agreement, the Klink Warrant, the Bank Loan Agreement, the Amendment to Loan and Security Agreement dated January 29, 2008, the Second Amendment to Loan and Security Agreement dated May 2, 2008, the Third Amendment to Loan and Security Agreement dated December 3, 2008, the Forbearance Agreement and Fourth Amendment to Loan Agreement dated August 28, 2009, the First Amended and Restated Forbearance Agreement and Fourth Amendment to Loan Agreement dated December 8, 2009, the First Amendment to First Amended and Restated Forbearance Agreement and Fourth Amendment to Loan Agreement dated March 31, 2010 and the Fifth Amendment, which are filed as Exhibits 2.1, 4.1 and 10.1 through 10.13 hereto and incorporated by reference herein.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms and conditions. It is not intended to provide any other factual information about Pioneer. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of such agreement and as of specific dates, were for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement. The representations, warranties and covenants therein may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Pioneer or its respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Pioneer’s public disclosures.

Item 2.01.                      Completion of Acquisition or Disposition of Assets.

           The information set forth in Item 1.01 of this report is incorporated herein by reference.

Item 2.03.                      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this report is incorporated herein by reference.

Item 3.02                      Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this report is incorporated herein by reference.

The Merger Shares were issued in an offering exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) under Section 4(2) of the Securities Act. Mr. Klink represented to Pioneer that he was an “accredited investor” as defined in Regulation D under the Securities Act and signed the Lock-Up Agreement restricting the resale of the Merger Shares.

The Klink Warrant was issued in an offering exempt from registration under the Securities Act under Section 4(2) of the Securities Act. Mr. Klink represented to Pioneer that he was an “accredited investor” as defined in Regulation D under the Securities Act and was acquiring the Klink Warrant and will acquire the Klink Warrant Shares for investment for his own account, with no present intention of dividing his participation with others or reselling or otherwise distributing the same.

The foregoing descriptions of the Merger, the Merger Agreement and the Klink Warrant do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement, the Warrant Purchase Agreement and the Klink Warrant, which are filed as Exhibits 2.1, 4.1 and 10.5 hereto and incorporated by reference herein.

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.01 of this report is incorporated herein by reference.

Item 7.01                      Regulation FD Disclosure.

On May 3, 2010, Pioneer issued a press release announcing the execution of the Merger Agreement and consummation of the Merger, a copy of which is furnished as Exhibit 99.1 hereto.

In accordance with general instruction B.2 to Form 8-K, the information contained in Exhibit 99.1 is being “furnished” and not “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and such information shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

The information furnished pursuant to this Item 7.01 shall not be deemed to constitute an admission that such information is required to be furnished pursuant to Regulation FD or that such information or exhibit contains material information that is not otherwise publicly available.  In addition, Pioneer does not assume any obligation to update such information in the future.

Item 9.01.                      Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The required financial statements of Jefferson will be filed by amendment pursuant to Item 9.01(a)(4) within 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro forma financial information.

The required pro forma information with respect to Jefferson will be filed by amendment pursuant to Item 9.01(b)(2) within 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated April 30, 2010, by and among Pioneer Power Solutions, Inc., Jefferson Electric, Inc., Thomas Klink, and JEI Acquisition, Inc.
4.1	Warrant to Purchase Common Stock, dated April 30, 2010, issued to Thomas Klink.
10.1	Employment Agreement, dated April 30, 2010, by and between Jefferson Electric, Inc. and Thomas Klink.
10.2	Voting Agreement, dated April 30, 2010, by and between Provident Pioneer Partners, L.P. and Thomas Klink.
10.3	Lock-Up Agreement, dated April 30, 2010, by and among Thomas Klink, Pioneer Power Solutions, Inc. and Jefferson Electric, Inc.
10.4	Purchase Agreement, dated April 30, 2010, by and between Thomas Klink and JE Mexican Holdings, Inc.
10.5	Warrant Purchase Agreement, dated April 30, 2010, by and between Pioneer Power Solutions, Inc. and Thomas Klink.
10.6	Loan and Security Agreement, dated January 2, 2008, by and between Jefferson Electric, Inc. and Johnson Bank.
10.7	Amendment to Loan and Security Agreement, dated January 29, 2008, by and between Jefferson Electric, Inc. and Johnson Bank.
10.8	Second Amendment to Loan and Security Agreement, dated May 2, 2008, by and between Jefferson Electric, Inc. and Johnson Bank.
10.9	Third Amendment to Loan and Security Agreement, dated December 3, 2008, by and between Jefferson Electric, Inc. and Johnson Bank.
10.10	Forbearance Agreement and Fourth Amendment to Loan Agreement, dated August 28, 2009, by and among Johnson Bank, Jefferson Electric, Inc. Thomas Klink and Diane Klink.
10.11	First Amended and Restated Forbearance Agreement and Fourth Amendment to Loan Agreement, dated December 8, 2009, by and among Johnson Bank, Jefferson Electric, Inc. Thomas Klink and Diane Klink.
10.12
First Amendment to First Amended and Restated Forbearance Agreement and Fourth Amendment to Loan Agreement, dated March 31, 2010, by and among Johnson Bank, Jefferson Electric, Inc. Thomas Klink and Diane Klink.

10.13	Fifth Amendment to Loan and Security Agreement, dated April 30, 2010, by and between Jefferson Electric, Inc. and Johnson Bank.
99.1	Press Release, dated May 3, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER POWER SOLUTIONS, INC.

Dated: May 3, 2010	By:	/s/ Nathan J. Mazurek
		Name:	Nathan J. Mazurek
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated April 30, 2010, by and among Pioneer Power Solutions, Inc., Jefferson Electric, Inc., Thomas Klink, and JEI Acquisition, Inc.
4.1	Warrant to Purchase Common Stock, dated April 30, 2010, issued to Thomas Klink.
10.1	Employment Agreement, dated April 30, 2010, by and between Jefferson Electric, Inc. and Thomas Klink.
10.2	Voting Agreement, dated April 30, 2010, by and between Provident Pioneer Partners, L.P. and Thomas Klink.
10.3	Lock-Up Agreement, dated April 30, 2010, by and among Thomas Klink, Pioneer Power Solutions, Inc. and Jefferson Electric, Inc.
10.4	Purchase Agreement, dated April 30, 2010, by and between Thomas Klink and JE Mexican Holdings, Inc.
10.5	Warrant Purchase Agreement, dated April 30, 2010, by and between Pioneer Power Solutions, Inc. and Thomas Klink.
10.6	Loan and Security Agreement, dated January 2, 2008, by and between Jefferson Electric, Inc. and Johnson Bank.
10.7	Amendment to Loan and Security Agreement, dated January 29, 2008, by and between Jefferson Electric, Inc. and Johnson Bank.
10.8	Second Amendment to Loan and Security Agreement, dated May 2, 2008, by and between Jefferson Electric, Inc. and Johnson Bank.
10.9	Third Amendment to Loan and Security Agreement, dated December 3, 2008, by and between Jefferson Electric, Inc. and Johnson Bank.
10.10	Forbearance Agreement and Fourth Amendment to Loan Agreement, dated August 28, 2009, by and among Johnson Bank, Jefferson Electric, Inc. Thomas Klink and Diane Klink.
10.11	First Amended and Restated Forbearance Agreement and Fourth Amendment to Loan Agreement, dated December 8, 2009, by and among Johnson Bank, Jefferson Electric, Inc. Thomas Klink and Diane Klink.
10.12
First Amendment to First Amended and Restated Forbearance Agreement and Fourth Amendment to Loan Agreement, dated March 31, 2010, by and among Johnson Bank, Jefferson Electric, Inc. Thomas Klink and Diane Klink.

10.13	Fifth Amendment to Loan and Security Agreement, dated April 30, 2010, by and between Jefferson Electric, Inc. and Johnson Bank.
99.1	Press Release, dated May 3, 2010.